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Scudder Variable Series II



o    SVS Growth and Income Portfolio

o    SVS Growth Opportunities Portfolio


Supplement to Prospectus Dated May 1, 2001


On October 3, 2001, Thomas H. Bailey, Chairman, President and Chief Executive Officer of Janus Capital Corporation ("Janus Capital"), each Portfolio's subadvisor, exercised certain rights under a stock purchase agreement with Stilwell Financial Inc. ("Stilwell") to sell his remaining stake in Janus Capital to Stilwell (the "Transaction"). Stilwell, a publicly traded holding company with principal operations in the financial asset management business, currently owns in excess of 90% of the outstanding shares of Janus Capital. Mr. Bailey and other Janus Capital employees own the remaining shares. Mr. Bailey intends to retain his positions as a director and Chief Executive Officer of Janus Capital.


The Transaction may result in an "assignment" [as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")] of the Portfolios' subadvisory agreements with Janus Capital. As required under the 1940 Act, the subadvisory agreements would automatically terminate in the event of an assignment. Zurich Scudder Investments, Inc. expects to present new subadvisory agreements for approval by the Board and shareholders. Any new subadvisory arrangements for the Portfolios would be described in a proxy statement for the Portfolios.